WARNER NORCROSS & JUDD LLP
                                Attorneys At Law
                             900 Old Kent Building
                             111 Lyon Street, N.W.
                       Grand Rapids, Michigan 49503-2489
                           Telephone: (616) 752-2000
                              Fax: (616) 752-2500


                               February 23, 1996


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

EDGAR TRANSMISSION

Re:  Old Kent Financial Corporation
     Commission File No. 0-12216
     Form 8-K Current Report

Dear Sir or Madam:

         Transmitted with this letter is the Form 8-K Current Report of Old Kent Financial Corporation. This filing is transmitted electronically through the EDGAR system and is subject to Regulation S-T. Pursuant to Item 309, only one copy of this electronically formatted document is transmitted.

          This firm has on file a manually signed counterpart of each signed document that appears in electronic format in the filing. We hereby undertake, on behalf of Old Kent, to retain such signed documents for a period of five years and to furnish any such signed document to the Commission or its staff upon request.

          If the Commission staff has any comments or will require any further information, please call me at (616) 752-2752.

                                   Very truly yours,


                                   /s/ Gordon R. Lewis
                                   Gordon R. Lewis